Neuberger Berman Advisers Management Trust®
Supplement to the Summary Prospectus and Statutory Prospectus, each dated May 1, 2014

Absolute Return Multi-Manager Portfolio
Class S
This supplement describes important subadviser changes affecting the Absolute Return Multi-Manager Portfolio (the “Fund”).  These changes were proposed by Neuberger Berman Management LLC (“NB Management”) and NB Alternative Investment Management LLC (“NBAIM”) and approved by the Fund’s Board of Trustees (the “Board”) as being in the best interests of the Fund’s shareholders.  In addition, this supplement discusses certain changes to the fund’s portfolio managers and to disclosure regarding the subadviser portfolio managers. If you have any questions regarding these changes, please contact NB Management at 877-628-2583.

New Subadviser

As disclosed in the Fund’s Statutory Prospectus, NB Management and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits NB Management and NBAIM to engage additional unaffiliated subadvisers and to enter into a subadvisory agreement with an unaffiliated subadviser, upon the approval of the Board, without obtaining shareholder approval. Effective March 4, 2015, NB Management has engaged Cloud Gate Capital LLC (“Cloud Gate”) as a new subadviser for the Fund.  Cloud Gate will employ an equity long/short strategy with opportunistic investments in debt securities.

As a result of these changes, the Class S Summary Prospectus and Statutory Prospectus, as applicable, of the Fund, each dated May 1, 2014, are revised as follows:

The following is added to the end of the first paragraph entitled “Equity Long/Short” in the “Principal Investment Strategies” section of each of the Class S Summary Prospectus and Statutory Prospectus:

Other subadvisers may invest across any sectors they find attractive.  The subadvisers also may invest in a broad range of investments, including, but not limited to, debt securities, such as U.S. and non-U.S. corporate debt securities, mortgage-backed securities, loans and loan participations.

The following is added to the table that appears in the “Sub-Advisers” section of each of the Class S Summary Prospectus and Statutory Prospectus:
Cloud Gate Capital LLC Equity Long/Short
The section in each of the Class S Summary Prospectus and Statutory Prospectus entitled “Portfolio Managers of the Adviser” is hereby deleted in its entirety and replaced with the following:

The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of NBM and NBAIM) and Jeffrey Majit (Managing Director of NBM and NBAIM). Each of the Portfolio Managers has managed the Fund since its inception in 2014.

The section in each of the Class S Summary Prospectus and Statutory Prospectus entitled “Portfolio Managers of the Adviser” is hereby deleted in its entirety and replaced with the following:

The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of NBM and NBAIM) and Jeffrey Majit (Managing Director of NBM and NBAIM). Each of the Portfolio Managers has managed the Fund since its inception in 2014.

The section entitled “Portfolio Managers of the Subadvisers” in each of the Class S Summary Prospectus and Statutory Prospectus is hereby deleted in its entirety.

The section of the Class S Statutory Prospectus entitled “Portfolio Managers of the Adviser” in is hereby deleted in its entirety and replaced with the following:

David Kupperman, Ph.D., is a Managing Director of NBM and NBAIM. Prior to joining the firm in 2011, he was a partner and member of the investment committee at another asset management firm that focused on alternative investing and managing fund-of-hedge funds.

Jeffrey Majit, CFA, is a Managing Director of NBM and NBAIM. He has been a Portfolio Manager with the firm since 2000. Each of the Portfolio Managers has managed the Fund since its inception in 2014.

The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of NBM and NBAIM) and Jeffrey Majit (Managing Director of NBM and NBAIM).

Please see the Statement of Additional Information for additional information about the compensation of each Portfolio Manager of the Adviser, other accounts managed by each Portfolio Manager of the Adviser, and the ownership of shares in the Fund for each Portfolio Manager of the Adviser.

The following is added as a paragraph of the “Subadvisers” section of the Class S Statutory Prospectus:

Cloud Gate Capital LLC (“Cloud Gate”), located at 900 North Michigan Avenue, Suite 1600, Chicago, Illinois 60611, manages the assets allocated to the equity long/short strategy.  Cloud Gate, which was formed in 2012, managed approximately $122 million in total assets as of December 31, 2014.

The section of the Class S Statutory Prospectus entitled “Portfolio Managers of the Subadvisers” is hereby deleted in its entirety.

The date of this supplement is March 3, 2015.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com